                      ANNUAL REPORT  |  December 31, 2000


                        The Strong

                       A G G R E S S I V E  G R O W T H

                                           Funds

                                  [PHOTO HERE]

Strong Enterprise Fund

Strong Growth 20 Fund

Strong Internet Fund

Strong Technology 100 Fund

Strong U.S. Emerging Growth Fund

                                                                   [LOGO] STRONG

                      ANNUAL REPORT  |  December 31, 2000

                      The Strong Aggressive Growth Funds


                               Table of Contents

Investment Reviews

   Strong Enterprise Fund..............................................     2

   Strong Growth 20 Fund...............................................     4

   Strong Internet Fund................................................     6

   Strong Technology 100 Fund..........................................     8

   Strong U.S. Emerging Growth Fund....................................    10

Financial Information

   Schedules of Investments in Securities

       Strong Enterprise Fund..........................................    12

       Strong Growth 20 Fund...........................................    13

       Strong Internet Fund............................................    14

       Strong Technology 100 Fund......................................    14

       Strong U.S. Emerging Growth Fund................................    16

   Statements of Assets and Liabilities................................    18

   Statements of Operations............................................    20

   Statements of Changes in Net Assets.................................    22

   Notes to Financial Statements.......................................    23

Financial Highlights...................................................    28

Report of Independent Accountants......................................    32

                         A Few Words From Dick Strong

[PHOTO]

Respect the Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Board's efforts in raising interest rates in order to slow the growth of the economy was the major force behind last year's market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Fed's aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Fed's efforts to energize it.

At Strong, we believe the Federal Reserve's abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Fed's intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.

The Fed's actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central bank's intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Fed's power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the market's last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.

                                                                 /s/ Dick

Strong Enterprise Fund

Effective 10-13-00, Thomas C. Pence became the Fund's portfolio manager.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the Fund may invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 9-30-98 to 12-31-00
                                    [GRAPH]

                      The Strong Enterprise Fund         S&P MidCap 400 Index*       Lipper Multi-Cap Growth Funds Index*
Sep 98                           $10,000                        $10,000                            $10,000
Oct 98                           $11,170                        $10,893                            $10,562
Dec 98                           $14,743                        $12,819                            $12,541
Mar 99                           $17,254                        $12,001                            $13,337
Jun 99                           $20,731                        $13,700                            $14,334
Sep 99                           $24,776                        $12,549                            $13,791
Dec 99                           $42,436                        $14,706                            $18,355
Mar 00                           $48,126                        $16,572                            $20,991
Jun 00                           $40,378                        $16,026                            $19,713
Sep 00                           $39,359                        $17,973                            $19,876
Dec 00                           $29,801                        $17,281                            $16,143

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Index ("S&P MidCap 400") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: After a turbulent end to the third quarter, an effort was made to realign the portfolio into higher-quality names and away from higher-beta (riskier) stocks. Many of these higher-beta stocks included Internet-related software and infrastructure companies that we believed would suffer in an environment of downsized information-technology budgets. Such realignment provided some buffer to the more excessive selling pressure that affected all stocks in November. As we exited November, the portfolio rebounded due to our heavy exposure to energy names, high-quality financial stocks, and health-care services companies including HCA and Tenet Healthcare.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Aggressive-growth investments experienced some of the most intensive selling pressure in recent memory. November featured the largest one-month decline in the history of the Nasdaq Composite. The sectors of the market that were the predominant focus of the Fund suffered from tremendous drops in valuations as the market anticipated slowing in telecommunications spending, technology budgets, and overall economic activity.

     Rampant selling began to feed upon itself in the wake of a delayed decision on the Presidential election. Soon, all companies with above-average price multiples came under attack as investors moved toward slower-growing, higher dividend-paying safe havens, such as utilities and consumer staples.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During the quarter, the Fund stayed true to its history of investing in what we believe to be the most innovative growth companies in the market. We're looking for those companies that we believe can experience solid growth through the market cycle via new products and services, improved processes, pioneering approaches to old business opportunities, and wise development of capital.

     The new management team for the Fund sought not only to continue this legacy but to supplement it. It's our belief that exciting growth opportunities can be found in a variety of industries, not only those involving emerging, new-age companies with unproven concepts and management. We therefore took steps to reduce the Fund's heavy exposure to Internet service companies such as Web Van, Real Networks, US Internetworking, Critical Path, and Commerce One. In their place, we increased exposure to high-quality, high-growth names in technology such as Echostar Communications, Gemstar, Vitesse, and PMC Sierra, which had come under heavy selling pressure.

     We also increased the Fund's exposure to health-care technology names such as Applied Bio Systems, Waters, and Metler Toledo, and to property and casualty underwriters such as Everest RE and XL Capital. Finally, we built up the Fund's investments in oilfield services, including such firms as Nabors Industries, B.J. Services, Cooper Cameron, and Grant Prideco.

Q:   What is your future outlook?

A: While the tone of the market appears to be to anticipate a steep drop-off in economic activity, we believe that some of the selling has been overdone. We see solid fundamentals ahead for construction of next-generation telecommunication networks, for biopharmaceutical and genomic companies, and for the energy sector. Our main concern is the possibility of a stagflationary environment, as existed in the 1970s. We are therefore maintaining an above-average exposure to energy, while increasing our exposure to growth staples and health-care services.

     Thank you for your continued confidence in the Strong Enterprise Fund.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                INVESTOR CLASS
                                --------------

                              1-year      -29.77%

                     Since Inception       62.47%
                            (9-30-98)

                                ADVISOR CLASS /1/
                                ----------------

                              1-year      -29.95%

                     Since Inception       62.17%
                            (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.


--------------------------------------------------------------------------------

     Thomas C. Pence
     Portfolio Manager

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. It focuses on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-97 to 12-31-00

                         The Strong Growth 20 Fund      S&P 500 Index*             Lipper Large-Cap Growth Funds Index*
Jun 97                             $10,000                  $10,000                               $10,000
Sep 97                             $11,994                  $10,930                               $10,749
Dec 97                             $11,386                  $10,932                               $11,057
Mar 98                             $12,423                  $12,532                               $12,600
Jun 98                             $13,128                  $13,171                               $13,016
Sep 98                             $12,091                  $11,816                               $11,721
Dec 98                             $15,544                  $14,919                               $14,217
Mar 99                             $17,971                  $16,102                               $14,926
Jun 99                             $18,891                  $16,707                               $15,978
Sep 99                             $19,748                  $16,022                               $14,980
Dec 99                             $32,562                  $20,114                               $17,209
Mar 00                             $39,590                  $21,748                               $17,604
Jun 00                             $35,645                  $20,161                               $17,136
Sep 00                             $39,016                  $19,824                               $16,970
Dec 00                             $29,199                  $16,156                               $15,643

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: In light of market conditions, the Strong Growth 20 Fund had what could be considered a decent year for a concentrated large-cap growth fund-- particularly since it was coming off of a triple-digit return in 1999.

     The Fund's annualized returns since inception remain highly competitive with its benchmark, the S&P 500 Index,* which was up 13.64%. The Fund had a strong first quarter, though it fell in the second quarter. The third quarter was a period of recovery, but during the fourth quarter, the Fund did suffer some damage from the severe turbulence that afflicted the markets. The Fund's annual performance on an absolute basis was -10%; however, this reflects the value of a disciplined approach to investing.

     Our philosophy is to own concentrated positions in leading growth companies, do well in the "up" years, and hang in there in the "down" years. We also use the down periods to accumulate stocks for the next up cycle.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Typically, down markets are sparked by some form of excess in the system, often coupled with the Federal Reserve raising interest rates to slow things down. And indeed, the current landscape features some of the typical results: a slowing economy, declining earnings growth, and a downward re-evaluation of stock prices as indicated by price/earnings ratios. Growth stocks benefited early in the year from the continued strong money flows that pushed stock prices up. This, however, ended in April. As investors grew concerned about the potential impact of higher interest rates on corporate earnings, they became more cautious and were willing to stand on the sidelines, preferring to allow cash to build up until the earnings picture resolves itself. In our view, the Federal Reserve waited too long to stimulate the economy by cutting interest rates (the rate cut finally came in January, shortly after the end of the reporting period). The economic soft landing that many were hoping for could as a result now become a recession, exerting still more downward pressure on the prices of stocks in the late-cycle and higher-valuation categories.

Q: What investment strategies and techniques impacted your Funds performance?

A: Technology stocks, where we had a significant weighting, surged in the first quarter and became more than fully valued. Consistent with our investment discipline, we took action to reduce our exposure to these stocks from the spring through the summer. In particular, we sold Internet, PC, and most semiconductor stocks, along with positions in companies involved in infrastructure, options, and software, which we had favored. Because these stocks had experienced significant appreciation over the past two years, selling them caused us to realize capital gains. We did, however, work aggressively to offset these with losses to mute the tax impact on shareholders. As we reduced other positions that had become richly valued, we redeployed those assets in areas that met our investment criteria including sensible valuations. Among the sectors that occupy increased weightings in the portfolio are financial services, health care, natural gas, and oil service companies.

Q: What is your future outlook?

A: We anticipate that technology expenditures are likely to recover over the longer term, as world economies move more and more to wireless and hand-held devices. Companies should respond to that demand by increasing spending on infrastructure to make them more competitive. We remain optimistic about the long-term future of the U.S. economy, and therefore, the U.S. equity markets. We believe underlying conditions are still extremely positive. American politicians have the opportunity to make some great strides for the good of the economy if they are willing to work together for the common good. In summary, we plan to stay with high-quality growing companies, to pay attention to valuations, and to add more stocks that will benefit from declining interest rates. Thank you for your long-term commitment to our Growth 20 Fund and your patience during these market-transition periods.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                Investor Class
                                --------------
                         1-year               -10.33%

                         3-year                36.88%

                Since Inception                35.82%
                      (6-30-97)

                               Advisor Class/1/
                               ----------------
                         1-year               -10.59%

                         3-year                36.60%

                Since Inception                35.54%
                      (6-30-97)

The Funds since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

Ronald C. Ognar
Portfolio Manager

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Funds Investor Class shares performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Strong Internet Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Internet Fund seeks capital growth. It invests primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, web-site content, Internet software, and electronic commerce. To identify these companies, the Funds manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-99 to 12-31-00

                                    [GRAPH]

               The Strong Internet Fund        S&P 500 Index*          Lipper Science & Technology
                                                                              Funds Index*
Dec 99                 $10,000                    $10,000                       $10,000
Jan 00                 $ 9,480                    $ 9,317                       $ 9,895
Feb 00                 $11,980                    $ 9,317                       $12,560
Mar 00                 $11,460                    $10,229                       $12,178
Apr 00                 $ 9,390                    $ 9,921                       $10,756
May 00                 $ 8,020                    $ 9,717                       $ 9,458
Jun 00                 $ 9,710                    $ 9,957                       $10,892
Jul 00                 $ 9,450                    $ 9,801                       $10,316
Aug 00                 $10,950                    $10,410                       $11,881
Sep 00                 $10,260                    $ 9,861                       $10,663
Oct 00                 $ 8,940                    $ 9,819                       $ 9,493
Nov 00                 $ 6,120                    $ 9,045                       $ 7,046
Dec 00                 $ 5,550                    $ 9,089                       $ 6,973

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Internet Funds annual performance on an absolute basis was disappointing, when being compared to our broad-based benchmark, the S&P 500 Index,* which returned -9.11%. However, the Fund was able to outperform its performance benchmark, the Inter@tive Week Internet Index,* which returned -51.23%. This above-average performance was achieved through a disciplined approach to valuation, avoidance of the dot-com mania, and stock blow-ups. The Funds NAV peaked on March 9, in the midst of the dot-com mania. After the ensuing correction in technology and Internet-related stocks, the Fund bounced back toward its prior highs in the middle of April, led by Internet infrastructure stocks. The cumulative effect of interest-rate hikes by the Federal Reserve, however, led to further correction.

     The Fund found its footing in mid-May, as valuations in business-to-business e-commerce stocks appeared to be bottoming. The Fund experienced a third-quarter rally based on strength in these stocks, recovering more than half of the correction. However, with no interest-rate relief in sight, fears of a weakening economy, and concerns about corporate earnings, the Fund then began a downward trend that bottomed on December 21.

Q: What market conditions, market events, and other factors impacted your Funds performance?

A: The performance of the Fund went through four seasons, but not in the typical order. The first quarter was summer, as the valuations of new-economy Internet stocks set new record-high temperatures and overheated. The second quarter was the fall. Fears of accelerating wage and price inflation put a chill in the air and in the hearts of technology and Internet investors as the new economy corrected and gave way to the more defensive old-economy stocks.

     The third quarter represented spring. From more reasonable valuation levels, the Internet infrastructure and business-to-business e-commerce stocks staged a recovery as the prospects for these companies warmed up. The fourth quarter felt like winter. Concerns ranging from higher energy prices, an obviously weakening economy, apparent apathy from the Federal Reserve, and uncertainty over who would be our next President, resulted in investor sentiment readings dropping below freezing. The straw that broke the back of the Nasdaq and Internet stocks was Indecision 2000, the Presidential election. Because the contest was drawn out into December, the Federal Reserve couldn't move even if it had wanted to, as any move would have been interpreted as politically motivated. So as we all watched the political drama unfold, the economy was getting progressively worse. The uncertainty resulted in a massive correction in Nasdaq and Internet stocks, bringing the valuations back toward more normal historical levels.

Q:   What investment strategies and techniques impacted your Funds performance?

A: We look to own the highest-quality Internet-related companies available. We use a combination of quantitative and qualitative factors to narrow down a list of attractive investment candidates, and then dig deeper into the fundamentals of the business with an emphasis on valuation relative to other companies in its peer group. We complement our bottom-up approach with a big-picture, thematic trend analysis looking for large market opportunities where demand for innovative products or services vastly outstrips the supply. Using this approach, we work hard to discover the leading companies or first movers among Internet-related companies. In this way, we hope to own the future blue-chips of the Internet. This emphasis on quality helped us throughout the year.

     For example, one group of stocks that reflects an appealing macro trend is in Internet security, which has been a top-performing group for us throughout the year. The key leader in this group is Check Point Software Technologies.

     At the beginning of 2000, we carefully examined the valuations of the business-to-consumer (B2C) portal companies such as America Online and Yahoo. We determined they were overvalued, and underweighted this group until after they and many others had gone through the valuation correction of the second quarter. We also benefited by underweighting the business-to-business (B2B) e-commerce stocks during the second quarter. We started accumulating B2B e-commerce companies in the May-June time frame once the valuations became more reasonable. Leaders in this group included Ariba, i2 Technologies, and Commerce One. As these stocks rebounded strongly during the third quarter, we were able to increase our lead relative to our performance benchmark, the Inter@tive Week Internet Index,* while enabling us to make up some ground compared to our broad-based benchmark the, S&P 500 Index.*

Q:   What is your future outlook?

A: We expect further interest-rate cuts through mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Also, there are renewed prospects of tax cuts with the coming of the Bush administration. Stocks typically do well with these two macroeconomic tailwinds.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURN/1/

                                As of 12-31-00

                                   1-year    -44.50%

                          Since Inception    -44.50%
                             (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     James W.M. Houlton
     Portfolio Manager

/1/ The Funds performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than six months.

     The Fund concentrates its assets in companies engaged in Internet- and Intranet-related activities. As a result, the Fund shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Inter@ctive Week Internet Index is an unmanaged index generally representative of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc. Source of Inter@ctive index is Bloomberg.

Strong Technology 100 Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Funds portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-31-99 to 12-31-00

                                    [GRAPH]

               The Strong Technology 100 Fund       S&P 500 Index*        Lipper Science & Technology
                                                                                   Funds Index*
Dec 99                    $10,000                      $10,000                       $10,000
Jan 00                    $10,130                      $ 9,497                       $ 9,895
Feb 00                    $13,050                      $ 9,317                       $12,560
Mar 00                    $12,550                      $10,229                       $12,178
Apr 00                    $11,290                      $ 9,921                       $10,756
May 00                    $10,120                      $ 9,717                       $ 9,458
Jun 00                    $12,080                      $ 9,957                       $10,892
Jul 00                    $11,210                      $ 9,801                       $10,316
Aug 00                    $13,180                      $10,410                       $11,881
Sep 00                    $11,770                      $ 9,861                       $10,663
Oct 00                    $10,690                      $ 9,819                       $ 9,493
Nov 00                    $ 7,450                      $ 9,045                       $ 7,046
Dec 00                    $ 8,040                      $ 9,089                       $ 6,973

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: In the midst of the most severe bear market for technology shares in history, the Funds annual performance on an absolute basis was disappointing, with regards to our broad-based benchmark, the S&P 500,* which returned -9.11%. However, we outperformed versus our peer benchmark, the Lipper Science & Technology Funds Index,* which returned -30.27%. This showed our ability to preserve capital as market conditions deteriorated from the March 10 high, reflecting our value of a disciplined approach to technology investing.

     The Funds NAV peaked on March 10, coincident with the Nasdaqs all-time record close. Following a sharp correction in science and technology stocks, a narrower advance ensued, led by our holdings in leading semiconductor and Internet infrastructure companies. The Fund approached its prior high in mid-April, but then began to drop as higher interest rates hurt sector valuations. Since mid-April, the Funds performance has been volatile with a downward bias, reaching its bottom on December 21.

Q: What market conditions, market events, and other factors impacted your Funds performance?

A: The volatile performance of the Fund in 2000 was driven by four principal elements: Federal Reserve policies, shifts in investor psychology, relative sector valuations, and earnings growth.

     The most remarkable aspect of the first quarters technology rally was that it occurred after nine months of interest-rate hikes by the Federal

   Reserve. Going back to 1999, the Feds decision to inject liquidity into the system to quell Y2K concerns was at odds with its stated interest-rate bias, and helped support persistent strength in technology share prices. These contributed to a speculative bubble, reinforced by strong mutual fund cash inflows. Once the Y2K threat passed, the Federal Reserve acted to reduce liquidity by raising rates, and the technology party came to an abrupt end.

   In retrospect, shifts in money supply emboldened investors to take on additional risk as their collective actions stimulated share prices beyond those company fundamentals could support. This created a disconnect between the traditional relationship of lower valuations and higher interest rates. Following the first quarter, the valuations of technology shares were subject to severe compression, as investors struggled to value companies in a higher interest- rate environment and to assess the impact on earnings of the slowdown in GDP growth.

   The correction was magnified by the presence of better, more reasonably priced investment alternatives in other sectors, such as financial services and health care. Such stocks are also more defensive and recession-resistant.

Q: What investment strategies and techniques impacted your Funds performance?

A: Typically, half of the Funds assets are in seasoned, dominant companies with strong market share and solid management. Examples include EMC, Sun Microsystems, and Oracle. The balance of the portfolio consists of companies we view as next-generation leaders (Checkpoint Software, Juniper Networks, Veritas Software, Applied Microcircuits), emerging-growth companies (BEA Systems and Triquint Semiconductor), and cyclical plays (Micron Technology).

   During the first quarter, the Fund benefited from our holdings in more speculative next-generation and emerging-growth companies. As technology shares peaked in April, we repositioned the portfolio out of concern for valuations and fears that Federal Reserve policy would create a headwind for many of our companies. We reduced the Funds holdings in companies with the loftiest valuations, and increased our weighting in more reasonably priced established companies such as Microsoft, Cisco, and Pfizer. By the time the second leg of the tech sell-off began in mid-April, we had significantly reduced the portfolios overall valuation. This helped us to withstand that correction better than most of the tech sector.

   In late May and June, we gradually increased our exposure to carefully selected, leading biotechnology companies. We believe biotechs are relatively insensitive to macroeconomic trends and provide a counterweight to our more cyclical technology holdings.

   Finally, we did a good job of avoiding problems in those sectors of the market that took the hardest hits, including PC- and telecom-related companies.

Q: What is your future outlook?

A: Currently, economic growth is moderating, and future growth prospects are uncertain. Fortunately, corporate expenditures on productivity-enhancement tools that help reduce costs or enhance supply-chain efficiency have traditionally held up well during prior periods of economic weakness. We do not expect this cycle to be any different. We believe the longer-term outlook for leading technology companies and next-generation companies addressing large-market opportunities is bright.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                TOTAL RETURN/1/

                                As of 12-31-00

                          1-year               -19.60%

                          Since Inception      -19.60%
                          (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

   Derek V. W. Felske
   Portfolio Manager

/1/ The Funds performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than six months.

    The Fund concentrates its assets in the technology market sector. As a result, the Funds shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund

--------------------------------------------------------------------------------
Your Funds Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-98 to 12-31-00

            The Strong U.S. Emerging Growth Fund      Russell 2000(R) Index*       Lipper Small-Cap Growth Funds Index*
Dec 98                     $10,000                            $10,000                              $10,000
Feb 99                     $10,670                            $ 9,312                              $ 9,256
Apr 99                     $11,590                            $10,305                              $10,052
Jun 99                     $12,330                            $10,928                              $11,053
Aug 99                     $12,180                            $10,235                              $10,859
Oct 99                     $14,430                            $10,278                              $11,909
Dec 99                     $19,886                            $12,125                              $16,116
Feb 00                     $26,443                            $13,901                              $20,621
Apr 00                     $21,144                            $12,203                              $16,653
Jun 00                     $25,306                            $12,493                              $17,985
Aug 00                     $26,616                            $13,014                              $18,623
Oct 00                     $22,089                            $12,068                              $16,373
Dec 00                     $19,943                            $11,759                              $14,787

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000 Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund showed slightly positive results in a year that saw most small-cap growth funds down for the year, and that saw our benchmark index drop by more than 3%. After having a very strong year in 1999, led by technology, our diversification paid off once again. Several health-care, financial, and energy stocks made up for the weakness that we saw in technology.

     Our philosophy of trimming positions on strength and adding on weakness to companies that we still like came into play this year. Also, our reliance on fundamental direct research uncovered some great companies before they were widely institutionally owned. We are pleased that the Fund outperformed its index in all four quarters this year, even during the turbulent second half. Owning the highest-quality and fastest-growing companies allowed us to perform positively in a very difficult year for small-cap growth stocks.

Q: What market conditions, market events, and other factors impacted your Funds performance?

A: The market began 2000 the way it ended 1999with almost a mania in the technology sector. Valuations for all technology stocks rose to unprecedented levels. As the Internet craze continued, it drove companies to huge valuations despite their lack of business plans, revenues, or profits.

     With the Federal Reserve raising rates, the Internet bubble finally burst in Marchtaking the whole small-cap growth sector of the market with it. Many technology-heavy funds were hurt very badly as the Nasdaq fell by more than 50% off its peak. Technology stocks went from overpriced and over-owned to oversold.

     In May, we saw the Federal Reserve raise rates again. Subsequently, the market experienced a rally that saw dramatic appreciation, especially in the technology sector. In September, however, the impact of the Feds rate hikes finally took hold as several economic figures showed signs of weakness. This slowdown accelerated as the year came to a close. During these months, defensive companies within the growth areathose in sectors such as healthcare, energy, and financialsoutperformed more aggressive areas such as technology.

Q:   What investment strategies and techniques impacted your Funds performance?

A: As the year began with a continued surge in technology, we believed that the valuations of many of our technology stocks were not sustainable. It is our philosophy to cut back on our positions when valuations are high, and we adhered to that approach with regard to our technology holdings. This proved to be a very good call, as the entire technology group fell dramatically. We redeployed some of our assets by adding to our holdings in the health-care, energy, and retail sectors.

     By the end of the second quarter, the valuations of many technology stocks were once again very attractive, so we built our technology position back up and saw substantial gains by late summer. When the slowdown began to emerge in September, with a substantial increase in companies prereleasing poor results, the best returns came from the health-care, energy, and financial-services sectors of our portfolio; technology slightly underperformed in the third quarter. As concerns about economic slowing drove some consumer stocks to historic lows late in the year, we added to our investments in this area.

     In the fourth quarter, economic growth declined significantly. To contend with one of the worst quarters in the markets history, we increased our direct-research efforts, especially in the technology sector. Running a diversified portfolio allowed us to outperform our index in a very difficult environment. We ended the year by adding to those sectors that have traditionally performed the best once the Federal Reserve moves to an easing stance, including specialty retailing, financials, technology, and freight forwarders.

Q:   What is your future outlook?

A: Traditionally, small-cap growth stocks have outperformed in conditions similar to those we are experiencing now. With very attractive valuations in our sector and earnings exceeding those of the large-cap sector, we see the potential for a period of outperformance ahead.

     Thank you for your investment in the Strong U.S. Emerging Growth Fund.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                          1-year               0.29%

                          Since Inception      41.22%
                          (12-31-98)

The Funds since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     Thomas L. Press
     Portfolio Co-manager

     Donald M. Longlet
     Portfolio Co-manager

     Robert E. Scott
     Portfolio Co-manager

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2000
-------------------------------------------------------------------------------
                             STRONG ENTERPRISE FUND

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.2%
Commercial Services - Miscellaneous 0.7%
Moody's Corporation                                     153,940    $  3,954,334

Commercial Services - Security/Safety 1.0%
Macrovision Corporation (b)                              74,780       5,534,888

Computer - Memory Devices 1.4%
EMC Communications Corporation (b)                      124,100       8,252,650

Computer - Optical Recognition 0.9%
Optimal Robotics Corporation (b)                         15,400         516,862
Symbol Technologies, Inc.                               124,500       4,482,000
                                                                   ------------
                                                                      4,998,862

Computer Software - Education/
        Entertainment 2.4%
Electronic Arts, Inc. (b)                               323,850      13,804,106

Computer Software - Enterprise 2.4%
Adobe Systems, Inc.                                     144,705       8,420,022
VERITAS Software Corporation (b)                         63,000       5,512,500
                                                                   ------------
                                                                     13,932,522

Computer Software - Financial 1.2%
Intuit, Inc. (b)                                        166,960       6,584,485

Computer Software - Security 1.7%
Check Point Software Technologies, Ltd. (b)              74,055       9,890,971

Electronics - Measuring Instruments 3.3%
Mettler-Toledo International, Inc. (b)                   87,000       4,730,625
Waters Corporation (b)                                  172,550      14,407,925
                                                                   ------------
                                                                     19,138,550

Electronics - Military Systems 2.6%
General Motors Corporation Class H (b)                  647,300      14,887,900

Electronics - Scientific Instruments 3.8%
Applera Corporation-Applied Biosystems Group            146,980      13,825,306
Millipore Corporation                                   124,450       7,840,350
                                                                   ------------
                                                                     21,665,656

Electronics - Semiconductor Manufacturing 4.5%
Cirrus Logic, Inc. (b)                                  214,300       4,018,125
Integrated Device Technology, Inc. (b)                  111,600       3,696,750
PMC-Sierra, Inc. (b)                                     84,760       6,664,255
QLogic Corporation (b)                                   88,490       6,813,730
Vitesse Semiconductor Corporation (b)                    89,200       4,933,875
                                                                   ------------
                                                                     26,126,735

Electronics Products - Miscellaneous 1.6%
Gemstar-TV Guide International, Inc. (b)                199,610       9,207,011

Energy - Other 1.2%
Calpine Corporation (b)                                 153,500       6,917,094

Finance - Savings & Loan 3.3%
Golden State Bancorp, Inc.                              200,820       6,313,279
Washington Mutual, Inc.                                 238,900      12,676,631
                                                                   ------------
                                                                     18,989,910

Financial Services - Miscellaneous 3.1%
Capital One Financial Corporation                        79,200       5,212,350
John Hancock Financial Services, Inc.                   125,700       4,729,462
Providian Financial Corporation                         141,360       8,128,200
                                                                   ------------
                                                                     18,070,012

Insurance - Property/Casualty/Title 7.6%
ACE, Ltd.                                               207,320    $  8,798,143
Allmerica Financial Corporation                          82,800       6,003,000
Everest Re Group, Ltd.                                  133,900       9,590,588
Hartford Financial Services Group, Inc.                  23,995       1,694,647
Old Republic International Corporation                  187,500       6,000,000
XL Capital, Ltd. Class A                                134,200      11,725,725
                                                                   ------------
                                                                     43,812,103

Internet - Network Security/Solutions 0.9%
Juniper Networks, Inc. (b)                               42,175       5,316,686

Internet - Software 2.8%
BEA Systems, Inc. (b)                                    95,717       6,442,951
Openwave Systems, Inc. (b)                              197,280       9,457,110
                                                                   ------------
                                                                     15,900,061

Media - Cable TV 6.8%
AT&T Corporation - Liberty Media
        Group Class A (b)                               493,290       6,690,246
Charter Communications, Inc. Class A (b)                655,820      14,878,916
Comcast Corporation Class A (b)                          81,500       3,402,625
EchoStar Communications Corporation
        Class A (b)                                     607,100      13,811,525
                                                                   ------------
                                                                     38,783,312

Media - Newspapers 1.3%
New York Times Company Class A                          182,270       7,302,192

Media - Radio/TV 2.9%
Clear Channel Communications, Inc. (b)                   61,490       2,978,422
Viacom, Inc. Class B (b)                                179,500       8,391,625
XM Satellite Radio Holdings, Inc. Class A (b)           330,800       5,313,475
                                                                   ------------
                                                                     16,683,522

Medical - Biomedical/Genetics 2.9%
Abgenix, Inc. (b)                                        50,000       2,953,125
Genzyme Corporation (b)                                  32,170       2,893,289
Human Genome Sciences, Inc. (b)                          70,400       4,879,600
Millennium Pharmaceuticals, Inc. (b)                     49,080       3,036,825
Myriad Genetics, Inc. (b)                                35,500       2,937,625
                                                                   ------------
                                                                     16,700,464

Medical - Drug/Diversified 1.2%
Abbott Laboratories                                     147,610       7,149,859

Medical - Ethical Drugs 2.8%
King Pharmaceuticals, Inc. (b)                          165,400       8,549,112
Merck & Company, Inc.                                    82,400       7,714,700
                                                                   ------------
                                                                     16,263,812

Medical - Health Maintenance
        Organizations 0.5%
UnitedHealth Group, Inc.                                 46,200       2,835,525

Medical - Hospitals 4.2%
HCA-The Healthcare Company                              220,420       9,700,684
Tenet Healthcare Corporation                            330,300      14,677,706
                                                                   ------------
                                                                     24,378,390

Oil & Gas - Drilling 3.8%
Nabors Industries, Inc. (b)                             298,600      17,662,190
Noble Drilling Corporation (b)                           93,300       4,052,719
                                                                   ------------
                                                                     21,714,909

Oil & Gas - Field Services 1.7%
BJ Services Company (b)                                 137,515       9,471,346

Oil & Gas - Machinery/Equipment 5.4%
Cooper Cameron Corporation (b)                          181,200      11,970,525
Grant Prideco, Inc. (b)                                 419,450       9,201,684
Weatherford International, Inc. (b)                     208,100       9,832,725
                                                                   ------------
                                                                     31,004,934

--------------------------------------------------------------------------------------------
                      STRONG ENTERPRISE FUND (continued)
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
--------------------------------------------------------------------------------------------
Oil & Gas - Production/Pipeline 2.0%
El Paso Energy Corporation                                         158,500    $   11,352,563

Oil & Gas - United States Exploration &
   Production 1.1%
Devon Energy Corporation                                           104,000         6,340,880

Retail - Apparel/Shoe 0.2%
Abercrombie & Fitch Company Class A (b)                             70,020         1,400,400

Retail - Major Discount Chains 0.5%
Target Corporation                                                  91,560         2,952,810

Retail - Restaurants 0.6%
McDonald's Corporation                                             102,500         3,485,000

Telecommunications - Cellular 1.2%
AT&T Wireless Group (b)                                            214,400         3,711,800
TeleCorp PCS, Inc. (b)                                             146,450         3,276,819
                                                                              --------------
                                                                                   6,988,619

Telecommunications - Equipment 6.9%
American Tower Corporation Class A (b)                             215,500         8,162,063
CIENA Corporation (b)                                               68,000         5,533,500
Nokia Corporation Sponsored ADR                                    194,200         8,447,700
Nortel Networks Corporation                                        220,810         7,079,721
Research in Motion, Ltd. (b)                                       129,250        10,340,000
                                                                              --------------
                                                                                  39,562,984

Telecommunications - Services 2.0%
McLeod, Inc. (b)                                                   596,250         8,422,031
XO Communications, Inc. Class A (b)                                167,650         2,986,266
                                                                              --------------
                                                                                  11,408,297

Utility - Gas Distribution 0.8%
Kinder Morgan, Inc.                                                 86,700         4,524,656
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $552,994,341)                                          547,289,010
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 6.5%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                     $  2,148,700         2,148,700
Wisconsin Electric Power Company, 6.24%                             42,200            42,200
                                                                              --------------
                                                                                   2,190,900

Repurchase Agreements 6.1%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
   Due 1/02/01 (Repurchase proceeds
   $35,523,864); Collateralized by: United States
   Government & Agency Issues (c)                               35,500,000        35,500,000
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $37,690,900)                                   37,690,900
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $590,685,241) 101.7%                       584,979,910
Other Assets and Liabilities, Net (1.7%)                                          (9,990,646)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $ 574,989,264
============================================================================================

--------------------------------------------------------------------------------------------
                             STRONG GROWTH 20 FUND

                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 95.1%
Banks - Money Center 3.0%
Citigroup, Inc.                                                    450,000     $  22,978,125

Banks - Super Regional 4.2%
Northern Trust Company                                             400,000        32,625,000

Computer - Graphics 2.5%
Cadence Design Systems, Inc. (b)                                   700,000     $  19,250,000

Computer - Memory Devices 2.6%
EMC Communications Corporation (b)                                 300,000        19,950,000

Computer Software - Security 4.9%
Check Point Software Technologies, Ltd. (b)                        285,000        38,065,312

Electronics - Scientific Instruments 3.1%
Applera Corporation-Applied Biosystems Group                       250,000        23,515,625

Electronics - Semiconductor Manufacturing 1.5%
Applied Micro Circuits Corporation (b) (d)                         150,000        11,257,031

Finance - Investment Brokers 6.1%
The Goldman Sachs Group, Inc.                                      215,000        22,991,563
Morgan Stanley, Dean Witter & Company                              300,000        23,775,000
                                                                              --------------
                                                                                  46,766,563

Finance - Mortgage & Related Services 6.5%
Federal Home Loan Mortgage Corporation                             725,000        49,934,375

Internet - Network Security/Solutions 8.7%
Cisco Systems, Inc. (b)                                            600,000        22,950,000
Juniper Networks, Inc. (b)                                         350,000        44,121,875
                                                                              --------------
                                                                                  67,071,875

Internet - Software 4.4%
BEA Systems, Inc. (b)                                              500,000        33,656,250

Medical - Wholesale Drugs/Sundries 5.2%
Cardinal Health, Inc.                                              400,000        39,850,000

Oil & Gas - Drilling 5.5%
Nabors Industries, Inc. (b)                                        450,000        26,617,500
Rowan Companies, Inc. (b)                                          600,000        16,200,000
                                                                              --------------
                                                                                  42,817,500

Oil & Gas - Field Services 4.5%
BJ Services Company (b)                                            500,000        34,437,500

Oil & Gas - Production/Pipeline 8.7%
El Paso Energy Corporation                                         650,000        46,556,250
Enron Corporation                                                  250,000        20,781,250
                                                                              --------------
                                                                                  67,337,500

Oil & Gas - United States Exploration &
   Production 3.7%
Anadarko Petroleum Corporation                                     400,000        28,432,000

Retail - Department Stores 6.3%
Kohl's Corporation (b)                                             800,000        48,800,000

Retail - Drug Stores 4.9%
Walgreen Company                                                   900,000        37,631,250

Telecommunications - Equipment 8.8%
CIENA Corporation (b)                                              200,000        16,275,000
Comverse Technology, Inc. (b) (d)                                  475,000        51,596,875
                                                                              --------------
                                                                                  67,871,875
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $640,446,373)                                          732,247,781
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 7.6%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                     $  2,953,200         2,953,200
Sara Lee Corporation, 6.25%                                         17,400            17,400
Wisconsin Electric Power Company, 6.24%                            355,700           355,700
                                                                              --------------
                                                                                   3,326,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------

                       STRONG GROWTH 20 FUND (continued)

                                                               Shares or
                                                               Principal         Value
                                                                Amount          (Note 2)
-------------------------------------------------------------------------------------------
Repurchase Agreements 6.6%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
 Due 1/02/01 (Repurchase proceeds $50,834,149);
 Collateralized by: United States Government &
 Agency Issues (c)                                           $  50,800,000      $  50,800,000

United States Government Issues 0.6%
United States Treasury Bills, Due 2/15/01                        4,500,000          4,468,923
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $58,592,420)                                    58,595,223
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $699,038,793) 102.7%                        790,843,004
Other Assets and Liabilities, Net (2.7%)                                          (20,472,979)
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $ 770,370,025
=============================================================================================

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------
                                                                  Contracts        Premiums
---------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                --      $          --
Options written during the year                                     38,155         55,650,680
Options closed                                                     (35,955)       (53,243,191)
Options expired                                                         --                 --
Options exercised                                                       --                 --
                                                             -------------      -------------
Options outstanding at end of year                                   2,200      $   2,407,490
                                                             =============      =============

Closed options resulted in a capital gain of $4,162,817.

WRITTEN CALL OPTIONS DETAIL
----------------------------------------------------------------------------------------------
                                                               Contracts          Premiums
                                                              (100 shares          Value
                                                              per contract)       (Note 2)
---------------------------------------------------------------------------------------------
Applied Micro Circuits Corporation
  (Strike price is $65. Expiration date is 1/19/01.
  Premium received is $1,361,125.)                                   1,000        ($1,437,500)
Comverse Technology
  (Strike price is $110. Expiration date is 1/19/01.
  Premium received is $1,046,365.)                                   1,200         (1,005,000)
                                                             =============      =============
                                                                     2,200        ($2,442,500)
                                                             =============      =============

                                    STRONG INTERNET FUND
                                                                 Shares or
                                                                 Principal         Value
                                                                  Amount          (Note 2)
---------------------------------------------------------------------------------------------
Common Stocks 100.4%
Computer - Local Networks 3.0%
Brocade Communications Systems, Inc. (b)                            10,400      $     954,850
Extreme Networks, Inc. (b)                                          13,700            536,013
                                                                                -------------
                                                                                    1,490,863
Computer - Manufacturers 6.3%
Avici Systems, Inc. (b)                                             25,000            615,625
Sun Microsystems, Inc. (b)                                          91,000          2,536,625
                                                                                -------------
                                                                                    3,152,250
Computer Software - Enterprise 10.6%
i2 Technologies, Inc. (b)                                           43,700          2,376,187
Mercury Interactive Corporation (b)                                  6,500            586,625
Micromuse, Inc. (b)                                                 14,900            899,355
TIBCO Software, Inc. (b)                                            29,000          1,390,187
                                                                                -------------
                                                                                    5,252,354
Computer Software - Security 4.1%
Check Point Software Technologies, Ltd. (b)                         15,200          2,030,150

Electronics - Semiconductor Manufacturing 6.9%
Applied Micro Circuits Corporation (b)                              13,900      $   1,043,151
Broadcom Corporation (b)                                            21,000          1,774,500
TriQuint Semiconductor, Inc. (b)                                     6,900            301,444
Xilinx, Inc. (b)                                                     7,000            322,875
                                                                                -------------
                                                                                    3,441,970
Internet - E*Commerce 4.1%
Critical Path, Inc. (b)                                             22,200            682,650
DoubleClick, Inc. (b)                                               40,000            440,000
eBay, Inc. (b)                                                      27,500            907,500
                                                                                -------------
                                                                                    2,030,150
Internet - Internet Service Provider/Content 12.0%
America Online, Inc. (b)                                           124,900          4,346,520
Commerce One, Inc. (b)                                              13,000            329,063
Yahoo! Inc. (b)                                                     43,800          1,321,528
                                                                                -------------
                                                                                    5,997,111
Internet - Network Security/Solutions 23.0%
Cisco Systems, Inc. (b)                                            116,200          4,444,650
Juniper Networks, Inc. (b)                                          42,300          5,332,444
VeriSign, Inc. (b)                                                  22,410          1,662,542
                                                                                -------------
                                                                                   11,439,636
Internet - Software 12.7%
Ariba, Inc. (b)                                                     38,000          2,042,500
BEA Systems, Inc. (b)                                               17,000          1,144,312
Interwoven, Inc. (b)                                                15,200          1,002,250
Vignette Corporation (b)                                            37,000            666,000
webMethods, Inc. (b)                                                16,500          1,467,469
                                                                                -------------
                                                                                    6,322,531
Telecommunications - Equipment 15.2%
Anaren Microwave, Inc. (b)                                           4,000            268,750
CIENA Corporation (b)                                               23,000          1,871,625
Nokia Corporation Sponsored ADR                                     13,500            587,250
Qualcomm, Inc. (b)                                                  58,700          4,824,406
                                                                                -------------
                                                                                    7,552,031
Telecommunications - Services 2.5%
Qwest Communications International, Inc. (b)                        30,000          1,230,000
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $56,397,997)                                             49,939,046
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.2%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                    $      92,900             92,900
Wisconsin Electric Power Company, 6.24%                                100                100
                                                                                -------------
                                                                                       93,000

United States Government Issues 1.0%
United States Treasury Bills, Due 3/08/01                          500,000            494,881
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $587,683)                                          587,881
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $56,985,680) 101.6%                          50,526,927
Other Assets and Liabilities, Net (1.6%)                                             (814,372)
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $  49,712,555
=============================================================================================

                                     STRONG TECHNOLOGY 100 FUND

                                                                 Shares or
                                                                 Principal          Value
                                                                   Amount          (Note 2)
---------------------------------------------------------------------------------------------
Common Stocks 99.1%
Computer - Graphics 1.2%
Cadence Design Systems, Inc. (b)                                   110,000      $   3,025,000

Computer - Local Networks 2.3%
Extreme Networks, Inc. (b)                                          41,200          1,611,950
Finisar Corporation (b)                                            139,200          4,036,800
                                                                                -------------
                                                                                    5,648,750

--------------------------------------------------------------------------------------------
                                 STRONG TECHNOLOGY 100 FUND (continued)

                                                                  Shares or
                                                                  Principal        Value
                                                                   Amount         (Note 2)
--------------------------------------------------------------------------------------------
Computer - Manufacturers 1.6%
Palm, Inc. (b)                                                      53,000     $   1,500,563
Sun Microsystems, Inc. (b)                                          85,000         2,369,375
                                                                               -------------
                                                                                   3,869,938

Computer - Memory Devices 3.5%
EMC Communications Corporation (b)                                  56,000         3,724,000
Network Appliance, Inc. (b)                                         43,900         2,819,889
Quantum Corporation - DLT & Storage Systems (b)                    155,000         2,063,438
                                                                               -------------
                                                                                   8,607,327

Computer - Services 1.2%
DST Systems, Inc. (b)                                               19,500         1,306,500
Unisys Corporation (b)                                             121,000         1,769,625
                                                                               -------------
                                                                                   3,076,125

Computer Software - Education/
        Entertainment 1.0%
Electronic Arts, Inc. (b)                                           58,600         2,497,825

Computer Software - Enterprise 14.2%
Adobe Systems, Inc.                                                 30,000         1,745,625
Citrix Systems, Inc. (b)                                            99,000         2,227,500
Documentum, Inc. (b)                                                28,000         1,391,250
J.D. Edwards & Company (b)                                          76,000         1,353,750
i2 Technologies, Inc. (b)                                           90,100         4,899,187
Mercury Interactive Corporation (b)                                 41,500         3,745,375
Micromuse, Inc. (b)                                                 37,500         2,263,477
Oracle Systems Corporation (b)                                      96,500         2,804,531
Parametric Technology Corporation (b)                              110,000         1,478,125
PeopleSoft, Inc. (b)                                                31,000         1,152,813
Siebel Systems, Inc. (b)                                            40,000         2,705,000
Synopsys, Inc. (b)                                                  31,500         1,494,281
TIBCO Software, Inc. (b)                                            27,000         1,294,312
VERITAS Software Corporation (b)                                    76,200         6,667,500
                                                                               -------------
                                                                                  35,222,726

Computer Software - Security 0.7%
Check Point Software Technologies, Ltd. (b)                         13,800         1,843,163

Diversified Operations 1.8%
Agilent Technologies, Inc. (b)                                      82,000         4,489,500

Electronics - Laser Systems/Component 0.6%
Cymer, Inc. (b)                                                     55,000         1,415,391

Electronics - Measuring Instruments 2.6%
Tektronix, Inc. (b)                                                129,500         4,362,531
Waters Corporation (b)                                              24,200         2,020,700
                                                                               -------------
                                                                                   6,383,231

Electronics - Miscellaneous Components 1.1%
RF Micro Devices, Inc. (b)                                          96,900         2,658,694

Electronics - Scientific Instruments 4.2%
Applera Corporation-Applied Biosystems Group                        44,500         4,185,781
Millipore Corporation                                               27,000         1,701,000
Newport Corporation                                                 58,100         4,567,205
                                                                               -------------
                                                                                  10,453,986

Electronics - Semiconductor Equipment 3.4%
Applied Materials, Inc. (b)                                         68,500         2,615,844
Credence Systems Corporation (b)                                    80,000         1,840,000
KLA-Tencor Corporation (b)                                          66,000         2,223,375
Novellus Systems, Inc. (b)                                          49,500         1,778,906
                                                                               -------------
                                                                                   8,458,125

Electronics - Semiconductor Manufacturing 11.5%
Applied Micro Circuits Corporation (b)                              15,000         1,125,703
Atmel Corporation (b)                                              100,000         1,162,500
Broadcom Corporation (b)                                            19,500         1,647,750
Integrated Device Technology, Inc. (b)                              94,000         3,113,750
Linear Technology Corporation                                       34,000         1,572,500
Maxim Integrated Products, Inc. (b)                                 51,500         2,462,344
Micron Technology, Inc. (b)                                         60,000         2,130,000
QLogic Corporation (b)                                              52,000     $   4,004,000
Texas Instruments, Inc.                                             43,000         2,037,125
TriQuint Semiconductor, Inc. (b)                                    62,000         2,708,625
Vitesse Semiconductor Corporation (b)                               32,000         1,770,000
Xilinx, Inc. (b)                                                   102,700         4,737,037
                                                                               -------------
                                                                                  28,471,334

Electronics Products - Miscellaneous 5.0%
Celestica, Inc. (b)                                                 54,100         2,934,925
Flextronics International, Ltd. (b)                                110,000         3,135,000
Gemstar-TV Guide International, Inc. (b)                            70,500         3,251,813
Jabil Circuit, Inc. (b)                                             62,000         1,573,250
Sanmina Corporation (b)                                             18,000         1,379,250
                                                                               -------------
                                                                                  12,274,238

Finance - Investment Brokers 3.7%
The Goldman Sachs Group, Inc.                                       28,000         2,994,250
Lehman Brothers Holdings, Inc.                                      44,400         3,002,550
Morgan Stanley, Dean Witter & Company                               40,000         3,170,000
                                                                               -------------
                                                                                   9,166,800

Internet - E*Commerce 0.7%
Critical Path, Inc. (b)                                             52,000         1,599,000

Internet - Internet Service Provider/Content 4.0%
America Online, Inc. (b)                                            72,000         2,505,600
Commerce One, Inc. (b)                                              75,000         1,898,437
USinternetworking, Inc. (b)                                        574,500         2,872,500
Yahoo! Inc. (b)                                                     90,000         2,715,469
                                                                               -------------
                                                                                   9,992,006

Internet - Network Security/Solutions 6.2%
Cisco Systems, Inc. (b)                                             77,500         2,964,375
Inktomi Corporation (b)                                             85,000         1,519,375
Juniper Networks, Inc. (b)                                          41,500         5,231,594
VeriSign, Inc. (b)                                                  74,200         5,504,712
                                                                               -------------
                                                                                  15,220,056

Internet - Software 4.8%
Agile Software Corporation (b)                                      81,000         3,999,375
Ariba, Inc. (b)                                                     35,500         1,908,125
Art Technology Group, Inc. (b)                                      44,500         1,360,031
BEA Systems, Inc. (b)                                               53,000         3,567,563
Vignette Corporation (b)                                            62,000         1,116,000
                                                                               -------------
                                                                                  11,951,094

Medical - Biomedical/Genetics 7.8%
Amgen, Inc. (b)                                                     34,000         2,173,875
COR Therapeutics, Inc. (b)                                          17,500           615,781
Genentech, Inc. (b)                                                 70,000         5,705,000
Genzyme Corporation (b)                                             34,000         3,057,875
Human Genome Sciences, Inc. (b)                                     35,200         2,439,800
Immunex Corporation (b)                                             52,000         2,112,500
Millennium Pharmaceuticals, Inc. (b)                                52,500         3,248,438
                                                                               -------------
                                                                                  19,353,269

Medical - Ethical Drugs 0.5%
Alza Corporation (b)                                                29,500         1,253,750

Medical - Products 0.6%
MiniMed, Inc. (b)                                                   38,000         1,597,187

Retail - Consumer Electronics 0.8%
Best Buy Company, Inc. (b)                                          62,500         1,847,656

Telecommunications - Cellular 0.5%
Nextel Communications, Inc. Class A (b)                             51,000         1,262,250

Telecommunications - Equipment 13.1%
ADC Telecommunications, Inc. (b)                                   138,500         2,510,312
Alcatel SA ADR                                                      24,000         1,342,500
CIENA Corporation (b)                                               44,500         3,621,187
Comverse Technology, Inc. (b)                                        5,500           597,438
Corning, Inc.                                                       31,000         1,637,187

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                        December 31, 2000
--------------------------------------------------------------------------------------------
                              STRONG TECHNOLOGY 100 FUND (continued)

                                                                  Shares or
                                                                  Principal          Value
                                                                    Amount         (Note 2)
--------------------------------------------------------------------------------------------
Corvis Corporation (b)                                              44,500     $   1,059,656
JDS Uniphase Corporation (b)                                        23,000           958,813
Nokia Corporation Sponsored ADR                                     43,000         1,870,500
Nortel Networks Corporation                                         62,000         1,987,875
Powerwave Technologies, Inc. (b)                                    39,500         2,310,750
Qualcomm, Inc. (b)                                                  64,500         5,301,094
Redback Networks, Inc. (b)                                          63,500         2,603,500
SDL, Inc. (b)                                                       16,500         2,445,094
Sonus Networks, Inc. (b)                                            60,000         1,515,000
Sycamore Networks, Inc. (b)                                         22,000           819,500
Tellabs, Inc. (b)                                                   34,000         1,921,000
                                                                               -------------
                                                                                  32,501,406

Telecommunications - Services 0.5%
Level 3 Communications, Inc. (b)                                    40,000         1,312,500
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $254,917,857)                                          245,452,327
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.0%
Commercial Paper
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                         $ 22,500            22,500
Sara Lee Corporation, 6.25%                                         56,400            56,400
Wisconsin Electric Power Company, 6.24%                                100               100
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $79,000)                                           79,000
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $254,996,857) 99.1%                        245,531,327
Other Assets and Liabilities, Net 0.9%                                             2,086,682
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $ 247,618,009
============================================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------------------
                                                                 Contracts         Premiums
--------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                --     $          --
Options written during the year                                      5,766         7,812,371
Options closed                                                      (5,766)       (7,812,371)
Options expired                                                         --                --
Options exercised                                                       --                --
                                                             -------------     -------------
Options outstanding at end of year                                      --     $          --
                                                             =============     =============

Closed options resulted in a capital gain of $3,380,128.

--------------------------------------------------------------------------------------------
                              STRONG U.S. EMERGING GROWTH FUND
                                                                  Shares or
                                                                  Principal          Value
                                                                    Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 99.8%
Commercial Services - Miscellaneous 1.5%
Corporate Executive Board Company (b)                               42,100     $   1,674,133

Commercial Services - Schools 3.8%
Edison Schools, Inc. (b)                                            65,600         2,066,400
ProsoftTraining.com (b)                                            184,300         2,234,638
                                                                               -------------
                                                                                   4,301,038

Commercial Services - Security/Safety 2.5%
Macrovision Corporation (b)                                         37,965         2,810,003

Commercial Services - Staffing 1.2%
Hall, Kinion & Associates, Inc. (b)                                 64,400         1,296,050

Computer - Services 1.1%
CSG Systems International, Inc. (b)                                 25,200         1,182,825

Computer Software - Enterprise 5.2%
Adept Technology, Inc. (b)                                          56,700     $     822,150
Documentum, Inc. (b)                                                55,400         2,752,688
IntraNet Solutions, Inc. (b)                                        43,600         2,223,600
                                                                               -------------
                                                                                   5,798,438

Computer Software - Financial 2.0%
Advent Software, Inc. (b)                                           55,300         2,215,456

Electrical - Control Instruments 1.2%
DDI Corporation (b)                                                 50,000         1,362,500

Electronics - Measuring Instruments 1.4%
Zygo Corporation (b)                                                56,300         1,592,234

Electronics - Miscellaneous Components 1.0%
Sawtek, Inc. (b)                                                    25,100         1,159,306

Electronics - Scientific Instruments 1.2%
Keithley Instruments, Inc.                                          30,900         1,330,631

Electronics - Semiconductor Equipment 2.9%
AXT, Inc. (b)                                                       59,800         1,977,138
August Technology Corporation (b)                                  100,500         1,300,218
                                                                               -------------
                                                                                   3,277,356

Electronics - Semiconductor Manufacturing 5.6%
Alpha Industries, Inc. (b)                                          69,100         2,556,700
Elantec Semiconductor, Inc. (b)                                     45,500         1,262,625
Exar Corporation (b)                                                42,600         1,319,934
Transwitch Corporation (b)                                          28,200         1,103,325
                                                                               -------------
                                                                                   6,242,584

Financial Services - Miscellaneous 2.9%
Investors Financial Services Corporation                            37,200         3,199,200

Insurance - Property/Casualty/Title 3.0%
Everest Re Group, Ltd.                                              46,900         3,359,213

Internet - E*Commerce 1.5%
Hotel Reservations Network, Inc. Class A (b)                        60,700         1,722,363

Internet - Software 3.1%
Art Technology Group, Inc. (b)                                      54,000         1,650,375
WebTrends Corporation (b)                                           61,400         1,776,763
                                                                               -------------
                                                                                   3,427,138

Medical - Biomedical/Genetics 7.3%
Cephalon, Inc. (b)                                                  49,000         3,102,312
Esperion Therapeutics, Inc. (b)                                    122,100         1,327,837
Neurocrine Biosciences, Inc. (b)                                    50,100         1,659,563
Tanox, Inc. (b)                                                     32,800         1,285,350
Techne Corporation (b)                                              22,500           811,406
                                                                               -------------
                                                                                   8,186,468

Medical - Ethical Drugs 5.1%
CIMA Labs, Inc. (b)                                                 60,550         3,939,534
DUSA Pharmaceuticals, Inc. (b)                                     105,300         1,770,356
                                                                               -------------
                                                                                   5,709,890

Medical - Instruments 5.0%
Novoste Corporation (b)                                             83,400         2,293,500
SurModics, Inc. (b)                                                 87,900         3,235,819
                                                                               -------------
                                                                                   5,529,319

Medical - Products 6.3%
ATS Medical, Inc. (b)                                              261,400         3,708,613
Cytyc Corporation (b)                                               52,800         3,303,300
                                                                               -------------
                                                                                   7,011,913

Medical - Wholesale Drugs/Sundries 3.0%
Express Scripts, Inc. Class A (b)                                   32,700         3,343,575

--------------------------------------------------------------------------------------------
                 STRONG U.S. EMERGING GROWTH FUND (continued)

                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
--------------------------------------------------------------------------------------------
Medical/Dental - Services 1.2%
Albany Molecular Research, Inc. (b)                                 21,900     $   1,349,588

Medical/Dental - Supplies 1.1%
Advanced Neuromodulation Systems, Inc. (b)                          58,800         1,198,050

Oil & Gas - Field Services 2.5%
Offshore Logistics, Inc. (b)                                       128,200         2,762,309

Oil & Gas - Machinery/Equipment 5.3%
Hanover Compressor Company (b)                                      54,600         2,433,112
National-Oilwell, Inc. (b)                                          90,200         3,489,613
                                                                               -------------
                                                                                   5,922,725
Retail - Apparel/Shoe 2.2%
Abercrombie & Fitch Company Class A (b)                            122,900         2,458,000

Retail - Discount & Variety 1.4%
99 Cents Only Stores (b)                                            56,800         1,554,900

Retail - Home Furnishings 1.4%
Cost Plus, Inc. (b)                                                 52,300         1,536,313

Retail - Restaurants 4.4%
Buca, Inc. (b)                                                     151,600         2,226,625
Krispy Kreme Doughnuts, Inc. (b)                                    12,500         1,037,500
P.F. Chang's China Bistro, Inc. (b)                                 53,800         1,691,338
                                                                               -------------
                                                                                   4,955,463
Telecommunications - Equipment 5.4%
Anaren Microwave, Inc. (b)                                          22,480         1,510,375
Celeritek, Inc. (b)                                                 30,500         1,162,812
Sunrise Telecom, Inc. (b)                                            3,500            13,672
Tekelec (b)                                                         66,900         2,007,000
Tollgrade Communications, Inc. (b)                                  37,295         1,361,267
                                                                               -------------
                                                                                   6,055,126
Telecommunications - Services 2.0%
Wireless Facilities, Inc. (b)                                       60,200         2,182,250

Transportation - Services 3.8%
C.H. Robinson Worldwide, Inc.                                      118,600         3,728,488
Expeditors International Wash, Inc.                                  8,700           467,081
                                                                               -------------
                                                                                   4,195,569

Transportation - Truck 1.3%
Forward Air Corporation (b)                                         39,700         1,481,306
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $102,381,269)                                          111,383,232
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                       $  386,200           386,200
Wisconsin Electric Power Company, 6.24%                            109,000           109,000
                                                                               -------------
                                                                                     495,200

Repurchase Agreements 0.3%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
  Due 1/02/01 (Repurchase proceeds
  $300,202); Collateralized by: United States
  Government & Agency Issues (c)                                   300,000           300,000
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $795,200)                                         795,200
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $103,176,469) 100.5%                       112,178,432
Other Assets and Liabilities, Net (0.5%)                                            (614,758)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $ 111,563,674
============================================================================================

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                 (In Thousands, Except As Noted)

                                                                Strong Enterprise    Strong Growth 20
                                                                        Fund               Fund
                                                                -----------------    ----------------
Assets:
  Investments in Securities, at Value
    (Cost of $590,685 and $699,039, respectively)                  $     584,980       $     790,843
  Receivable for Securities Sold                                          26,145               2,407
  Receivable for Fund Shares Sold                                             45               5,814
  Dividends and Interest Receivable                                          191                 196
  Other Assets                                                                 7                  22
                                                                   -------------       -------------
  Total Assets                                                           611,368             799,282

Liabilities:
  Payable for Securities Purchased                                        33,003              24,129
  Written Options, at Value
    (Premiums Received of $0 and $2,407, respectively)                        --               2,443
  Payable for Fund Shares Redeemed                                         3,075               2,065
  Accrued Operating Expenses and Other Liabilities                           301                 275
                                                                   -------------       -------------
  Total Liabilities                                                       36,379              28,912
                                                                   -------------       -------------
Net Assets                                                         $     574,989       $     770,370
                                                                   =============       =============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $     733,077       $     769,752
  Accumulated Net Realized Loss                                         (152,383)            (91,151)
  Net Unrealized Appreciation (Depreciation)                              (5,705)             91,769
                                                                   -------------       -------------
  Net Assets                                                       $     574,989       $     770,370
                                                                   =============       =============

Investor Class ($ and shares in full)
  Net Assets                                                       $ 574,763,868       $ 765,798,946
  Capital Shares Outstanding (Unlimited Number Authorized)            20,260,318          30,479,471

Net Asset Value Per Share                                          $       28.37       $       25.13
                                                                   =============       =============

Advisor Class ($ and shares in full)
  Net Assets                                                       $     225,395       $   4,571,078
  Capital Shares Outstanding (Unlimited Number Authorized)                 7,962             182,397

Net Asset Value Per Share                                          $       28.31       $       25.06
                                                                   =============       =============

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                   (In Thousands, Except Per Share Amounts)
                                                                     Strong        Strong      Strong U.S.
                                                                    Internet     Technology      Emerging
                                                                      Fund        100 Fund     Growth Fund
                                                                    --------     ----------    -----------
Assets:
  Investments in Securities, at Value
    (Cost of $56,986, $254,997 and $103,176, respectively)          $ 50,527     $ 245,531     $ 112,178
  Receivable for Securities Sold                                       5,164        25,674         1,392
  Receivable for Fund Shares Sold                                          3           219           143
  Dividends and Interest Receivable                                       --             9             9
  Other Assets                                                             1             1             2
                                                                    --------     ---------     ---------
  Total Assets                                                        55,695       271,434       113,724

Liabilities:
  Payable for Securities Purchased                                     5,012        23,391         2,089
  Payable for Fund Shares Redeemed                                       107           191            22
  Short-Term Borrowings on Line of Credit                                800            --            --
  Accrued Operating Expenses and Other Liabilities                        63           234            49
                                                                    --------     ---------     ---------
  Total Liabilities                                                    5,982        23,816         2,160
                                                                    --------     ---------     ---------
Net Assets                                                          $ 49,713     $ 247,618     $ 111,564
                                                                    ========     =========     =========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                     $ 96,319     $ 365,847     $ 118,488
  Accumulated Net Realized Loss                                      (40,147)     (108,763)      (15,926)
  Net Unrealized Appreciation (Depreciation)                          (6,459)       (9,466)        9,002
                                                                    --------     ---------     ---------
  Net Assets                                                        $ 49,713     $ 247,618     $ 111,564
                                                                    ========     =========     =========

Capital Shares Outstanding (Unlimited Number Authorized)               8,950        30,814         5,819

Net Asset Value Per Share                                           $   5.55     $    8.04     $   19.17
                                                                    ========     =========     =========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                      (In Thousands)

                                                                                  Strong            Strong
                                                                             Enterprise Fund     Growth 20 Fund
                                                                             ---------------     --------------
Income:
  Dividends (net of foreign withholding taxes of $1 and $2, respectively)       $   1,237           $   1,090
  Interest                                                                          4,714               5,080
                                                                                ---------           ---------
  Total Income                                                                      5,951               6,170

Expenses:
  Investment Advisory Fees                                                          6,594               5,661
  Administrative Fees - Investor Class                                              1,830               1,623
  Administrative Fees - Advisor Class                                                  --                   1
  Custodian Fees                                                                       39                  32
  Shareholder Servicing Costs - Investor Class                                      2,224               1,335
  Shareholder Servicing Costs - Advisor Class                                          --                   1
  Reports to Shareholders - Investor Class                                            622                 383
  Reports to Shareholders - Advisor Class                                               1                   3
  Transfer Agency Banking Charges - Investor Class                                     23                  11
  12b-1 Fees - Advisor Class                                                           --                   1
  Other                                                                               247                 224
                                                                                ---------           ---------
  Total Expenses before Waivers and Absorptions                                    11,580               9,275
  Involuntary Expense Waivers and Absorptions by Advisor                               (1)                 (1)
                                                                                ---------           ---------
  Expenses, Net                                                                    11,579               9,274
                                                                                ---------           ---------
Net Investment Loss                                                                (5,628)             (3,104)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
          Investments                                                            (149,205)            (39,878)
          Futures Contracts and Options                                                47               3,709
                                                                                ---------           ---------
          Net Realized Loss                                                      (149,158)            (36,169)
  Net Change in Unrealized Appreciation/Depreciation on:
          Investments                                                            (198,356)            (97,685)
          Futures Contracts and Options                                               674                 (62)
                                                                                ---------           ---------
          Net Change in Unrealized Appreciation/Depreciation                     (197,682)            (97,747)
                                                                                ---------           ---------
Net Loss on Investments                                                          (346,840)           (133,916)
                                                                                ---------           ---------
Net Decrease in Net Assets Resulting from Operations                            $(352,468)          $(137,020)
                                                                                =========           =========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                               (In Thousands)

                                                                                   Strong         Strong       Strong U.S.
                                                                                  Internet      Technology       Emerging
                                                                                    Fund         100 Fund      Growth Fund
                                                                                  --------      ----------     -----------
Income:
  Dividends (net of foreign withholding taxes of $0, $2 and $0, respectively)     $       3      $     146      $      21
  Interest                                                                              126            619            151
                                                                                  ---------      ---------      ---------
  Total Income                                                                          129            765            172

Expenses:
  Investment Advisory Fees                                                              929          2,591            694
  Administrative Fees                                                                    --             --            210
  Custodian Fees                                                                         15             32             34
  Shareholder Servicing  Costs                                                          410          1,026            228
  Reports to Shareholders                                                               108            275             50
  Other                                                                                  97            211             66
                                                                                  ---------      ---------      ---------
  Total Expenses                                                                      1,559          4,135          1,282
                                                                                  ---------      ---------      ---------
Net Investment Loss                                                                  (1,430)        (3,370)        (1,110)

  Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
     Investments                                                                    (40,304)      (119,988)       (15,710)
     Futures Contracts                                                                  157         11,225             27
                                                                                  ---------      ---------      ---------
     Net Realized Loss                                                              (40,147)      (108,763)       (15,683)
  Net Change in Unrealized Appreciation/Depreciation on Investments                  (6,459)        (9,466)        (1,137)
                                                                                  ---------      ---------      ---------
Net Loss on Investments                                                             (46,606)      (118,229)       (16,820)
                                                                                  ---------      ---------      ---------
Net Decrease in Net Assets Resulting from Operations                              $ (48,036)     $(121,599)     $ (17,930)
                                                                                  =========      =========      =========



                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                             Strong Enterprise Fund                Strong Growth 20 Fund
                                                        -------------------------------       -------------------------------
                                                         Year Ended         Year Ended          Year Ended        Year Ended
                                                        Dec. 31, 2000     Dec. 31, 1999       Dec. 31, 2000     Dec. 31, 1999
                                                        -------------     -------------       -------------     -------------
Operations:
  Net Investment Loss                                     ($  5,628)        ($  1,236)          ($  3,104)        ($  1,258)
  Net Realized Gain (Loss)                                 (149,158)           17,550             (36,169)           24,925
  Net Change in Unrealized Appreciation/Depreciation       (197,682)          190,333             (97,747)          172,729
                                                          ---------         ---------           ---------         ---------
  Net Increase (Decrease) in Net Assets Resulting
       from Operations                                     (352,468)          206,647            (137,020)          196,396
Distributions:
     From Net Realized Gains:
       Investor Class                                       (11,251)           (8,611)            (62,629)          (15,912)
       Advisor Class                                             --                --                 (17)               --
                                                          ---------         ---------           ---------         ---------
     Total Distributions                                    (11,251)           (8,611)            (62,646)          (15,912)
Capital Share Transactions (Note 6):
Net Increase in Net Assets from
       Capital Share Transactions                           368,046           361,482             503,591           214,756
                                                          ---------         ---------           ---------         ---------
Total Increase in Net Assets                                  4,327           559,518             303,925           395,240
Net Assets:
     Beginning of Year                                      570,662            11,144             466,445            71,205
                                                          ---------         ---------           ---------         ---------
     End of Year                                          $ 574,989         $ 570,662           $ 770,370         $ 466,445
                                                          =========         =========           =========         =========

                                                           Strong             Strong
                                                          Internet        Technology 100
                                                            Fund               Fund            Strong U.S. Emerging Growth Fund
                                                        -------------       -------------      --------------------------------
                                                         Year Ended           Year Ended        Year Ended          Year Ended
                                                        Dec. 31, 2000       Dec. 31, 2000      Dec. 31, 2000      Dec. 31, 1999
                                                        -------------       -------------      -------------      -------------
                                                          (Note 1)             (Note 1)
Operations:
  Net Investment Loss                                    ($  1,430)          ($  3,370)          ($  1,110)         ($    205)
  Net Realized Gain (Loss)                                 (40,147)           (108,763)            (15,683)             2,953
  Net Change in Unrealized Appreciation/Depreciation        (6,459)             (9,466)             (1,137)            10,139
                                                        ----------          ----------          ----------         ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (48,036)           (121,599)            (17,930)            12,887
Distributions From Net Realized Gains                           --                  --              (2,502)              (489)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from
    Capital Share Transactions                              97,749             369,217              95,765             23,833
                                                        ----------          ----------          ----------         ----------
Total Increase in Net Assets                                49,713             247,618              75,333             36,231
Net Assets:
  Beginning of Year                                             --                  --              36,231                 --
                                                        ----------          ----------          ----------         ----------
  End of Year                                           $   49,713          $  247,618          $  111,564         $   36,231
                                                        ==========          ==========          ==========         ==========

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Enterprise Fund/(1)/
     - Strong Growth 20 Fund/(2)/
     - Strong Internet Fund/(1)/
     - Strong Technology 100 Fund/(1)/
     - Strong U.S. Emerging Growth Fund/(1)/

       /(1)/ Diversified Fund

       /(2)/ Non-Diversified Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. Strong Internet Fund and Strong Technology 100 Fund each commenced operations on January 3, 2000.

     Effective February 25, 2000, Strong Enterprise Fund and Strong Growth 20 Fund have issued two classes of shares: Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions-- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

--------------------------------------------------------------------------------
December 31, 2000

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:


                                             Advisory Fees   Advisory Fees     Administrative Fees      Administrative Fees
                                              Jan. 1-Feb.     Feb. 25-Dec.       Investor Class           Advisor Class
                                               24, 2000        31, 2000       Feb. 25-Dec. 31, 2000    Feb. 25-Dec. 31, 2000
                                             -------------   -------------    ---------------------    ---------------------
   Strong Enterprise Fund                         1.00%           0.75%              0.25%                     0.25%
   Strong Growth 20 Fund                          1.00%           0.75%              0.25%                     0.25%
   Strong Internet Fund                           1.20%           1.20%              *                         *
   Strong Technology 100 Fund                     1.00%           1.00%              *                         *
   Strong U.S. Emerging Growth Fund               1.00%           0.75%              0.25%                     **

     *   Does not offer Advisor Class Shares and does not have Administrative
     Fees.

     **  Does not offer Advisor Class Shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Advisor Class are paid at an annual rate of 0.20% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Enterprise Fund and Strong Growth 20 Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended December 31, 2000 Strong Enterprise Fund and Strong Growth 20 Fund incurred 12b-1 fees of $52 and $810, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2000, is as follows:

                                           Payable to      Shareholder Servicing                         Unaffiliated
                                           Advisor at        and Other Expenses       Transfer Agency     Directors'
                                          Dec. 31, 2000        Paid to Advisor        Banking Charges        Fees
                                          -------------    ---------------------      ---------------    ------------
Strong Enterprise Fund                       $216,256             $2,228,484              $23,213           $11,244
Strong Growth 20 Fund                         143,391              1,338,736               11,668             9,161
Strong Internet Fund                           38,108                410,290                8,948               692
Strong Technology 100 Fund                    109,034              1,027,120               16,607               859
Strong U.S. Emerging Growth Fund               26,273                228,515                3,238             1,200

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, the Strong Internet Fund had outstanding borrowings of $800,000 under the LOC. During the year ended December 31, 2000, the Fund had an outstanding average daily balance of $2,466 under the LOC. The maximum amount outstanding for the Fund during the period was $800,000. Interest expense for the Fund amounted to $121 for the year ended December 31, 2000.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, for the year ended December 31, 2000, were as follows:

                                           Purchases          Sales
                                        --------------   --------------
     Strong Enterprise Fund             $3,866,803,906   $3,528,460,108
     Strong Growth 20 Fund               3,765,638,652    3,336,022,899
     Strong Internet Fund                  434,929,699      338,227,071
     Strong Technology 100 Fund          2,161,716,061    1,786,546,356
     Strong U.S. Emerging Growth Fund      255,617,896      161,219,469

     There were no purchases or sales of long-term government securities for the year ended December 31, 2000.

--------------------------------------------------------------------------------
December 31, 2000

6.   Capital Share Transactions

                                                               Strong Enterprise Fund                 Strong Growth 20 Fund
                                                          ----------------------------------    ----------------------------------
                                                             Year Ended         Year Ended         Year Ended         Year Ended
                                                           Dec. 31, 2000      Dec. 31, 1999      Dec. 31, 2000      Dec. 31, 1999
                                                          ---------------    ---------------    ---------------    ---------------
Capital Share Transactions of Each Class of
        Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                               $ 1,141,098,581    $   514,394,986    $   779,523,012    $   300,227,116
  Proceeds from Reinvestment of Distributions                  10,892,453          8,328,382         60,343,011         15,379,135
  Payment for Shares Redeemed                                (784,170,641)      (161,240,593)      (341,079,915)      (100,849,384)
                                                          ---------------    ---------------    ---------------    ---------------
  Net Increase in Net Assets from
      Capital Share Transactions                              367,820,393        361,482,775        498,786,108        214,756,867

ADVISOR CLASS
  Proceeds from Shares Sold                                       225,681                 --          4,804,264                 --
  Proceeds from Reinvestment of Distributions                         220                 --             17,459                 --
  Payment for Shares Redeemed                                         (29)                --            (16,389)                --
                                                          ---------------    ---------------    ---------------    ---------------
  Net Increase in Net Assets from
      Capital Share Transactions                                  225,872                 --          4,805,334                 --
                                                          ---------------    ---------------    ---------------    ---------------
Net Increase in Net Assets from
  Capital Share Transactions                              $   368,046,265    $   361,482,775    $   503,591,442    $   214,756,867
                                                          ===============    ===============    ===============    ===============
Transactions in Shares of Each Class
  of the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                         26,097,823         18,671,096         23,537,875         15,079,299
  Issued in Reinvestment of Distributions                         415,425            216,115          2,388,876            584,534
  Redeemed                                                    (20,089,824)        (5,806,590)       (10,676,915)        (5,046,720)
                                                          ---------------    ---------------    ---------------    ---------------
  Net Increase in Shares                                        6,423,424         13,080,621         15,249,836         10,617,113

ADVISOR CLASS
  Sold                                                              7,955                 --            182,220                 --
  Issued in Reinvestment of Distributions                               8                 --                693                 --
  Redeemed                                                             (1)                --               (516)                --
                                                          ---------------    ---------------    ---------------    ---------------
  Net Increase in Shares                                            7,962                 --            182,397                 --
                                                          ---------------    ---------------    ---------------    ---------------
Net Increase in Shares of the Fund                              6,431,386         13,080,621         15,432,233         10,617,113
                                                          ===============    ===============    ===============    ===============

                                                        Strong            Strong
                                                       Internet       Technology 100
                                                         Fund              Fund          Strong U.S. Emerging Growth Fund
                                                     -------------    --------------     ---------------------------------
                                                       Year Ended        Year Ended         Year Ended        Year Ended
                                                     Dec. 31, 2000     Dec. 31, 2000      Dec. 31, 2000      Dec. 31, 1999
                                                     -------------    --------------      -------------      -------------
                                                       (Note 1)          (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                         $ 133,088,338     $ 475,367,172      $ 183,725,393      $  35,396,458
   Proceeds from Reinvestment of Distributions                  --                --          2,452,606            479,211
   Payment for Shares Redeemed                         (35,339,717)     (106,150,378)       (90,412,474)       (12,043,220)
                                                     -------------     -------------      -------------      -------------
   Net Increase in Net Assets from
        Capital Share Transactions                   $  97,748,621     $ 369,216,794      $  95,765,525      $  23,832,449
                                                     =============     =============      =============      =============

Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                 12,787,112        40,711,107          7,856,263          2,765,068
   Issued in Reinvestment of Distributions                      --                --            135,428             24,868
   Redeemed                                             (3,836,649)       (9,897,099)        (4,021,348)          (940,580)
                                                     -------------     -------------      -------------      -------------
   Net Increase in Shares of the Fund                    8,950,463        30,814,008          3,970,343          1,849,356
                                                     =============     =============      =============      =============

7.   Income Tax Information

     See at December 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                          Federal Tax       Unrealized       Unrealized      Net Appreciation/    Net Capital Loss
                                              Cost         Appreciation     Depreciation      (Depreciation)         Carryovers
                                          ------------     ------------     ------------     -----------------    ----------------
Strong Enterprise Fund                    $617,834,798     $ 22,964,468     $ 55,819,356       ($32,854,888)        $ 98,858,559
Strong Growth 20 Fund                      746,867,435       56,613,887       12,638,318         43,975,569                   --
Strong Internet Fund                        67,655,497        3,709,932       20,838,502        (17,128,570)          19,615,255
Strong Technology 100 Fund                 285,212,678       17,051,974       56,733,325        (39,681,351)          37,583,016
Strong U.S. Emerging Growth Fund           106,579,959       17,828,917       12,230,444          5,598,473            5,694,309

During the year ended December 31, 2000, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Enterprise Fund $2,788,814, Strong Growth 20 Fund $3,162,311, Strong Internet Fund $0, Strong Technology 100 Fund $0 and Strong U.S. Emerging Growth Fund $0.

Strong Enterprise Fund, Strong Growth 20 Fund, Strong Internet Fund, Strong Technology 100 Fund and Strong U.S. Emerging Growth Fund realized on a tax-basis, post-October losses through December 31, 2000 of $25,924,285, $42,524,941, $12,136,003, $41,708,387 and $6,859,608, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

For the corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2000 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Internet Fund 0.0%, Strong Technology Fund 0.0% and Strong U.S. Emerging Growth Fund 0.0%.

8. Recent Financial Reporting Pronouncement

In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new Guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                             -------------------------------------------
                                                                              Dec. 31,      Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                                    2000          1999         1998/(b)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $   41.24     $   14.74       $ 10.00
Income From Investment Operations:
        Net Investment Loss                                                      (0.28)        (0.09)        (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments               (12.04)        27.43          4.75
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                        (12.32)        27.34          4.74
Less Distributions:
        From Net Realized Gains                                                  (0.55)        (0.84)        (0.00)/(c)/
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                      (0.55)        (0.84)        (0.00)/(c)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $   28.37     $   41.24       $ 14.74
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                             -29.8%       +187.8%        +47.4%
        Net Assets, End of Period (In Millions)                              $     575      $    571       $    11
        Ratio of Expenses to Average Net Assets                                    1.4%          1.4%          2.0%*
        Ratio of Net Investment Loss to Average Net Assets                        (0.7%)        (1.0%)        (0.9%)*
        Portfolio Turnover Rate/(d)/                                             473.7%        178.1%         95.7%


STRONG ENTERPRISE FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Year Ended
                                                                           -----------
                                                                            Dec. 31,
Selected Per-Share Data/(a)/                                                2000/(e)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    51.32
Income From Investment Operations:

        Net Investment Loss                                                     (0.03)
        Net Realized and Unrealized Losses on Investments                      (22.43)
--------------------------------------------------------------------------------------
        Total from Investment Operations                                       (22.46)

Less Distributions:

        From Net Realized Gains                                                 (0.55)
--------------------------------------------------------------------------------------
        Total Distributions                                                     (0.55)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    28.31
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------

        Total Return                                                            -43.7%
        Net Assets, End of Period (In Millions)                            $        0/(f)/
        Ratio of Expenses to Average Net Assets Without
          Waivers and Absorptions                                                 2.0%*
        Ratio of Expenses to Average Net Assets                                   1.9%*
        Ratio of Net Investment Loss to Average Net Assets                       (1.2%)*
        Portfolio Turnover Rate/(d)/                                            473.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(f)  Amount is less than $500,000.


           See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                                    ----------------------------------------------------
                                                                    Dec. 31,    Dec. 31,     Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                          2000        1999         1998          1997/(b)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  30.63    $  15.44     $  11.31        $  10.00
Income From Investment Operations:
        Net Investment Loss                                            (0.10)      (0.08)       (0.08)          (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments      (3.05)      16.60         4.21            1.40
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                               (3.15)      16.52         4.13            1.39
Less Distributions:
        In Excess of Net Investment Income                                --          --        (0.00)/(c)/     (0.08)
        From Net Realized Gains                                        (2.35)      (1.33)          --              --
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                            (2.35)      (1.33)       (0.00)/(c)/     (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  25.13    $  30.63     $  15.44        $  11.31
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                   -10.3%     +109.5%       +36.5%          +13.9%
        Net Assets, End of Period (In Millions)                     $    766    $    466     $     71        $     60
        Ratio of Expenses to Average Net Assets                          1.3%        1.4%         1.5%            1.4%*
        Ratio of Net Investment Loss to Average Net Assets              (0.4%)      (0.6%)       (0.6%)          (0.3%)*
        Portfolio Turnover Rate/(d)/                                   521.0%      432.3%       541.2%          250.1%

STRONG GROWTH 20 FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                       Year Ended
                                                                       ----------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(e)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    36.61
Income From Investment Operations:
        Net Investment Loss                                                 (0.02)
        Net Realized and Unrealized Losses on Investments                   (9.18)
----------------------------------------------------------------------------------
        Total from Investment Operations                                    (9.20)
Less Distributions:
        From Net Realized Gains                                             (2.35)
----------------------------------------------------------------------------------
        Total Distributions                                                 (2.35)
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    25.06
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
        Total Return                                                        -25.2%
        Net Assets, End of Period (In Millions)                        $        5
        Ratio of Expenses to Average Net Assets Without
          Waivers and Absorptions                                             2.0%*
        Ratio of Expenses to Average Net Assets                               1.9%*
        Ratio of Net Investment Loss to Average Net Assets                   (1.0%)*
        Portfolio Turnover Rate/(d)/                                        521.0%

          *   Calculated on an annualized basis.
        (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
        (b)   For the period from June 30, 1997 (inception) to December 31,
              1997.
        (c)   Amount calculated is less than $0.01.
        (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
        (e) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000 (Note 1).

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNET FUND
--------------------------------------------------------------------------------

                                                                    Year Ended
                                                                    ----------
                                                                     Dec. 31,
Selected Per-Share Data/(a)/                                           2000
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
Income From Investment Operations:
    Net Investment Loss                                                 (0.16)
    Net Realized and Unrealized Losses on Investments                   (4.29)
-------------------------------------------------------------------------------
    Total from Investment Operations                                    (4.45)
Less Distributions:
    From Net Investment Income                                             --
-------------------------------------------------------------------------------
    Total Distributions                                                    --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    5.55
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
    Total Return                                                        -44.5%
    Net Assets, End of Period (In Millions)                         $      50
    Ratio of Expenses to Average Net Assets                               2.0%
    Ratio of Net Investment Loss to Average Net Assets                   (1.8%)
    Portfolio Turnover Rate                                             437.5%

STRONG TECHNOLOGY 100 FUND
-------------------------------------------------------------------------------

                                                                    Year Ended
                                                                    ----------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                            2000
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
Income From Investment Operations:
    Net Investment Loss                                                 (0.11)
    Net Realized and Unrealized Losses on Investments                   (1.85)
-------------------------------------------------------------------------------
    Total from Investment Operations                                    (1.96)
Less Distributions:
    From Net Investment Income                                             --
-------------------------------------------------------------------------------
    Total Distributions                                                    --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    8.04
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
    Total Return                                                        -19.6%
    Net Assets, End of Period (In Millions)                         $     248
    Ratio of Expenses to Average Net Assets                               1.6%
    Ratio of Net Investment Loss to Average Net Assets                   (1.3%)
    Portfolio Turnover Rate                                             688.4%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                                         -----------------------
                                                                          Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                                2000         1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $   19.59    $   10.00
Income From Investment Operations:
    Net Investment Loss                                                      (0.19)       (0.11)
    Net Realized and Unrealized Gains on Investments                          0.22         9.99
------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          0.03         9.88
Less Distributions:
    From Net Realized Gains                                                  (0.45)       (0.29)
------------------------------------------------------------------------------------------------
    Total Distributions                                                      (0.45)       (0.29)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $   19.17    $   19.59
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
    Total Return                                                              +0.3%       +98.9%
    Net Assets, End of Period (In Millions)                              $     112    $      36
    Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                                   1.4%         1.9%
    Ratio of Expenses to Average Net Assets                                    1.4%         1.8%
    Ratio of Net Investment Loss to Average Net Assets                        (1.2%)       (1.5%)
    Portfolio Turnover Rate                                                  186.8%       281.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.




                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Equity Funds, Inc.
and the Shareholders of Strong Aggressive Growth Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Enterprise Fund, Strong Growth 20 Fund, Strong Internet Fund, Strong Technology 100 Fund, and Strong U.S Emerging Growth Fund (five of the portfolios constituting Strong Equity Funds, Inc.) (hereafter referred to as the "Strong Aggressive Growth Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Aggressive Growth Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001


                      See Notes to Financial Statements.

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10002-0101


          Strong Investments
          P.O. Box 2936   |   Milwaukee, WI 53201
          www.Strong.com

          To order a free prospectus kit, call
          1-800-368-1030

          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683

          Visit our web site at
          www.Strong.com

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